                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Date of report: 18-Jun-03

                        CIT Equipment Collateral 2003-VT1

   A Delaware          Commission File             I.R.S. Employer
  Corporation           No. 0001240986              No. 22-3634034

                           c/o CIT Financial USA, Inc.

                    1 CIT Drive, Livingston, New Jersey 07039

                         Telephone number: (973)740-5000

     Item 5. Other

                        CIT Equipment Collateral 2003-VT1

                            Monthly Servicing Report


                                             Determination Date:      06/18/03

                                              Collection Period:      05/31/03

                                                   Payment Date:      06/20/03

I. AVAILABLE FUNDS

        A.  Available Pledged Revenues

                a.      Scheduled Payments Received                                           $24,592,802.12
                b.      Liquidation Proceeds Allocated to Owner Trust                                   0.00
                c.      Required Payoff Amounts of Prepaid Contracts                            1,817,602.85
                d.      Required Payoff Amounts of Purchased Contracts                            281,267.19
                e.      Proceeds of Clean-up Call                                                       0.00
                f.      Investment Earnings on Collection Account and Note
                        Distribution Account                                                            0.00
                                                                                              --------------
                                        Total Available Pledged Revenues =                    $26,691,672.16

        B.  Determination of Available Funds

                a.      Total Available Pledged Revenues                                      $26,691,672.16
                b.      Receipt from Class A-3a Swap Counterparty                                       0.00
                c.      Servicer Advances                                                       5,285,723.32
                d.      Recoveries of  prior Servicer Advances                                          0.00
                e.      Withdrawal from Cash Collateral Account                                         0.00
                                                                                              --------------
                                        Total Available Funds =                               $31,977,395.48
                                                                                              ==============



II. DISTRIBUTION AMOUNTS

        A. COLLECTION ACCOUNT DISTRIBUTIONS

                 1.     Servicing Fee                                                              544,745.83

                 2.     Class A-1 Note Interest Distribution                    65,809.72
                        Class A-1 Note Principal Distribution               27,541,011.51
                        Aggregate Class A-1 distribution                                        27,606,821.23

                 3.     Class A-2 Note Interest Distribution                    45,155.56
                        Class A-2 Note Principal Distribution                        0.00
                        Aggregate Class A-2 distribution                                            45,155.56

                 4.     Class A-3a Note Interest Distribution                   69,760.00
                        Class A-3a Note Principal Distribution                       0.00

                        Class A-3b Note Interest Distribution                   41,293.33
                        Class A-3b Note Principal Distribution                       0.00
                        Aggregate Class A-3 distribution                                           111,053.33

                 5.     Class A-4 Note Interest Distribution                    31,286.73
                        Class A-4 Note Principal Distribution                        0.00
                        Aggregate Class A-4 distribution                                            31,286.73

                 6.     Class B Note Interest Distribution                      11,238.80
                        Class B Note Principal Distribution                    821,244.25
                        Aggregate Class B distribution                                             832,483.05

                 7.     Class C Note Interest Distribution                       7,728.19
                        Class C Note Principal Distribution                    447,951.41
                        Aggregate Class C distribution                                             455,679.60

                 8.     Class D Note Interest Distribution                      21,694.10
                        Class D Note Principal Distribution                  1,046,541.94
                        Aggregate Class D distribution                                           1,068,236.04

                 9.     Payment due to the Class A-3a Swap Counterparty                              7,121.33

                10.     Deposit to the Cash Collateral Account                                   1,274,812.78

                11.     Amounts in accordance with the CCA Loan Agreement                                0.00

                12.     Remainder to the holder of the equity certificate                                0.00
                                                                                               --------------
                                        Collection Account Distributions =                      31,977,395.48
                                                                                               ==============

        B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

                1.      Payment due on the Senior Loan                                                   0.00

                2.      Payment due on the Holdback                                                      0.00

                3.      Payment to the Depositor                                                         0.00
                                                                                               --------------
                                        Cash Collateral Account Distributions =                          0.00
                                                                                               ==============
        C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT
                                        Collection Account Distributions =                               0.00
                                                                                               --------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


               -----------------------------------------------------------------------------------------------
                  Distribution                  Class A-1        Class A-2       Class A-3         Class A-4
                     Amounts                      Notes            Notes           Notes             Notes
               -----------------------------------------------------------------------------------------------
        1.      Interest Due                     65,809.72       45,155.56      111,053.33          31,286.73

        2.      Interest Paid                    65,809.72       45,155.56      111,053.33          31,286.73

        3.      Interest Shortfall                    0.00            0.00            0.00               0.00
                ((1) minus (2))

        4.      Principal Paid               27,541,011.51            0.00            0.00               0.00

        5.      Total Distribution Amount    27,606,821.23       45,155.56      111,053.33          31,286.73
                ((2) plus (4))


               -----------------------------------------------------------------------------------------------
                Distribution                      Class B        Class C         Class D         Total Offered
                Amounts                            Notes          Notes           Notes              Notes
               -----------------------------------------------------------------------------------------------
        1.      Interest Due                     11,238.80        7,728.19       21,694.10         293,966.43

        2.      Interest Paid                    11,238.80        7,728.19       21,694.10         293,966.43

        3.      Interest Shortfall                    0.00            0.00            0.00               0.00
                ((1) minus (2))

        4.      Principal Paid                  821,244.25      447,951.41    1,046,541.94      29,856,749.11

        5.      Total Distribution Amount       832,483.05      455,679.60    1,068,236.04      30,150,715.54
                ((2) plus (4))



IV.       Information Regarding the Securities

        A       Summary of Balance Information
                ------------------------------------------------------------------------------------------------------------
                                      Applicable   Principal Balance      Class Factor     Principal Balance    Class Factor
                        Class           Coupon          Jun-03               Jun-03             May-03             May-03
                                         Rate        Payment Date          Payment Date      Payment Date       Payment Date
                ------------------------------------------------------------------------------------------------------------
         a.      Class A-1 Notes        1.2088%       217,458,988.49         0.88759          245,000,000.00        1.00000
         b.      Class A-2 Notes        1.2700%       160,000,000.00         1.00000          160,000,000.00        1.00000
         c.      Class A-3a Notes       1.4400%       218,000,000.00         1.00000          218,000,000.00        1.00000
         d.      Class A-3b Notes       1.6300%       114,000,000.00         1.00000          114,000,000.00        1.00000
         e.      Class A-4 Notes        2.1000%        67,043,000.00         1.00000           67,043,000.00        1.00000
         f.      Class B Notes          2.1100%        23,147,755.75         0.96574           23,969,000.00        1.00000
         g.      Class C Notes          2.6600%        12,626,048.59         0.96574           13,074,000.00        1.00000
         h.      Class D Notes          3.2000%        29,460,780.06         0.96570           30,507,322.00        1.00000

         i.        Total Offered Notes                841,736,572.89                          871,593,322.00

         j.      One - Month Libor Rate                      1.31000%



        B       Other Information

                -----------------------------------------------
                                                Scheduled
                                            Principal Balance
                        Class                   Jun-03
                                              Payment Date
                -----------------------------------------------
                  Class A-1 Notes            221,650,715.00



----------------------------------------------------------------------------------------
                                                     Target               Class
                         Class                  Principal Amount          Floor
          Class        Percentage                   Jun-03                Jun-03
                                                  Payment Date         Payment Date
----------------------------------------------------------------------------------------
          Class A        92.25%                   776,501,988.49
          Class B         2.75%                    23,147,755.75          0.00
          Class C         1.50%                    12,626,048.59          0.00
          Class D         3.50%                    29,460,780.05          0.00


V. PRINCIPAL

        A. MONTHLY PRINCIPAL AMOUNT

                1.      Principal Balance of Notes and Equity Certificates                              871,593,322.00
                        (End of Prior Collection Period)

                2.      Contract Pool Principal Balance (End of Collection Period)                      841,736,572.89
                                                                                                       ---------------
                                Total monthly principal amount                                           29,856,749.11


        B. PRINCIPAL BREAKDOWN                                                       No. of Accounts
                                                                                     ---------------
                1.      Scheduled Principal                                                62,108        27,757,879.07

                2.      Prepaid Contracts                                                     130         1,817,602.85

                3.      Defaulted Contracts                                                     0                 0.00

                4.      Contracts purchased by CIT Financial USA, Inc.                         24           281,267.19
                                                                                    ----------------------------------
                        Total Principal Breakdown                                          62,262        29,856,749.11


VI. CONTRACT POOL DATA

        A. CONTRACT POOL CHARACTERISTICS
                                                                                ----------------------------------------
                                                                                      Original               Jun-03
                                                                                        Pool              Payment Date
                                                                                ----------------------------------------
                1.      a.  Contract Pool Balance                                  871,593,322.00       841,736,572.89
                        b.  No of Contracts                                                62,416               62,262
                        c.  Pool Factor

                2.      Weighted Average Remaining Term                                     39.20                38.39

                3.      Weighted Average Original Term                                     44.80


        B. DELINQUENCY INFORMATION

                                                    -----------------------------------------------------------------------
                                                         % of         % of Aggregate
                                                                      Required Payoff       No. of       Aggregate Required
                                                       Contracts           Amount          Accounts        Payoff Amounts
                                                    -----------------------------------------------------------------------
                1.      Current                          96.82%            97.52%            60,282        825,986,709.11
                        31-60 days                        2.09%             1.95%             1,302         16,519,950.61
                        61-90 days                        1.09%             0.53%               678          4,515,636.49
                        91-120 days                       0.00%             0.00%                 0                  0.00
                        120+ days                         0.00%             0.00%                 0                  0.00

                                Total Delinquency        100.0%            100.0%            62,262        847,022,296.21

                2. Delinquent Scheduled Payments:

                        Beginning of Collection Period                                         0.00
                        End of Collection Period                                       5,285,723.32
                                                                                       -------------
                                Change in Delinquent                                   5,285,723.32
                                 Scheduled Payments

        C. DEFAULTED CONTRACT INFORMATION

                1. Required Payoff Amount on Defaulted Contracts                               0.00
                2. Liquidation Proceeds received                                               0.00
                                                                                       -------------
                3. Current Liquidation Loss Amount                                             0.00
                4. Cumulative Liquidation Losses to date                                       0.00
                        % of Initial Contracts                  `                              0.000%
                        % of Initial Contract Pool Balance                                     0.000%


VII. MISCELLANEOUS INFORMATION

        A. SERVICER ADVANCE BALANCE

                1. Opening Servicer Advance Balance                                   0.00

                2. Current Period Servicer Advance                            5,285,723.32

                3. Recoveries of prior Servicer Advances                              0.00
                                                                             -------------
                4. Ending Servicer Advance Balance                            5,285,723.32

        B. CASH COLLATERAL ACCOUNT

                1. Applicable Rates for the Interest Period:

                        a.  Libor Rate for the Interest Period                                  1.3100%

                        b. Senior Loan Interest Rate                                            4.8100%

                        c. Holdback Amount Interest Rate                                        7.3100%

                2. Opening Cash Collateral Account                                                           67,548,482.00

                3. Deposit from the Collection Account                                                        1,274,812.78

                4. Withdrawals from the Cash Collateral Account                                                       0.00

                5. Investment Earnings                                                                                0.00

                6. Investment Earnings Distributions:
                        a. Senior Loan Interest                                                                       0.00

                        b. Senior Loan Principal                                                                      0.00

                        c. Holdback Amount Interest                                                                   0.00

                        d. Holdback Amount Principal                                                                  0.00
                                                                                                             -------------
                                Total Investment Earnings distributions                                               0.00


                7. Remaining available amount                                                                68,823,294.78

                8. Required Cash Collateral Account Amount                                                   69,443,267.26

                9. Cash Collateral Account Surplus/ (Shortfall)                                                (619,972.48)

                10. Distribution of CCA Surplus:
                        a. Senior Loan Principal                                                                      0.00
                        b. Holdback Amount Principal                                                                  0.00
                                                                                                             --------------
                                Total Distribution of Surplus                                                         0.00

                11. Ending Cash Collateral Account                                                           68,823,294.78

                12. Cash Collateral Account deficiency                                                         (619,972.48)


        C. OTHER RELATED INFORMATION

                1. Assumed Fixed Swap rate for Class A-3a                                       1.5870%

                2. Discount Rate                                                                2.4530%

                3. Life to Date Prepayment (CPR)                                                8.6685%

                4. Life to Date Substitutions:

                        a. Prepayments                                                0.00

                        b. Defaults                                                   0.00



                        -------------------------------------------------
                                                            Jun-03
                               Item                      Payment Date
                        -------------------------------------------------
                        a. Senior Loan                  25,277,278.00
                        b. Holdback Amount              42,271,204.00


          NCT Funding Company LLC, JPMorgan Chase, as trustee under the
            Indenture, and CIT Financial USA, Inc., in its individual
             capacity and as Servicer, DO HEREBY CERTIFY that I am a
        Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
          CERTIFY the following report with respect to the Payment Date occurring on 06/20/03

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer